UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2005

ZILA, INC .

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-17521 (Commission File Number)	86-0619668 (I.R.S. Employer Identification No.)

5227 North 7th Street, Phoenix, Arizona 85014-2800
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (602) 266-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form is intended to simultaneously satisfy the filing obligation of the registrant under the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFD 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Ex-99.1

Item 8.01. Other Events

     On March 9, 2005, Zila, Inc. issued a press release announcing that it received preliminary comments from the Food and Drug Administration on proposed amendments to the clinical program for its OraTest® product. A copy of the press release is furnished with this filing as Exhibit 99.1 and incorporated herein by reference. The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

99.1	Press release dated March 9, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZILA, INC.
Dated: March 14, 2005	By:	/s/ Andrew A. Stevens
Andrew A. Stevens
Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Index to Exhibits

Exhibits
99.1	Press release dated March 9, 2005